UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 31, 2005

First Security Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

000-549747	58-2461486
(Commission File Number)	(IRS Employer Identification No.)

817 Broad Street, Chattanooga, Tennessee	37402
(Address of Principal Executive Offices)	(Zip Code)

(423) 266-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 6, 2005, First Security Group, Inc. (“First Security”) filed a Current Report on Form 8-K with the Securities and Exchange Commission, reporting completion of the acquisition of Jackson Bank & Trust (“Jackson Bank”) pursuant to an Agreement and Plan of Share Exchange, dated May 12, 2005, by and among First Security, FSGBank, N.A. and Jackson Bank. This Current Report on Form 8-K amends Item 9.01, Financial Statements and Exhibits, to include the historical, pro forma and other financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(1)	The following audited financial statements of Jackson Bank are incorporated herein by reference to Exhibit 99.1:

Report of Independent Accountants
Balance sheets as of December 31, 2004 and 2003
Statements of income for the years ended December 31, 2004 and 2003
Statement of changes in stockholders equity for the years ended December 31, 2004 and 2003
Statements of cash flows for the years ended December 31, 2004 and 2003
Notes to financial statements

(2)	The following unaudited financial statements of Jackson Bank are incorporated herein by reference to Exhibit 99.2:

Balance sheet as of June 30, 2005
Statements of income for the six months ended June 30, 2005 and 2004
Statements of cash flows for the six months ended June 30, 2005 and 2004

(b)	Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements of First Security and Jackson Bank are incorporated herein by reference to Exhibit 99.3:

Statement of income for the six months ended June 30, 2005
Statement of income for the year ended December 31, 2004
Balance sheet as of June 30, 2005

(d)	Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Share Exchange by and between First Security Group, Inc., FSGBank, N.A. and Jackson Bank & Trust, dated May 12, 2005. (Incorporated by reference to Exhibit 2.1 of First Security’s Current Report on Form 8-K dated May 12, 2005.)

99.1	Audited financial statements of Jackson Bank & Trust

99.2	Unaudited financial statements of Jackson Bank & Trust

99.3	Pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SECURITY GROUP, INC.

Dated: November 4, 2005
	By:	/s/ William L. Lusk, Jr.
	Name:	William L. Lusk, Jr.
	Title:	Chief Financial Officer